SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                                 April 30, 1993
                        (Date of Earliest Event Reported)


                 UNISTONE, INC., formerly known as UNICOM, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                         (State or other Jurisdiction)


                                    0-18317
                             (Commission File No.)


                                   87-0398535
                            (IRS Employer I.D. No.)


                         5525 SOUTH 900 EAST, SUITE 110
                           SALT LAKE CITY, UTAH 84117
                      (Principal Executive Office Address)


        Registrant's Telephone Number, Including Area Code: (801)262-8844


                                750 Third Avenue
                            New York, New York 10017
          (Former Name or Former Address, if Changed Since Last Report)

Item 1.   Changes in Control of Registrant.

     None; not applicable. However, see Item 6, below, regarding changes in the Company's directors and executive officers.


Item 2.   Acquisition or Disposition of Assets.

     None; not applicable.


Item 3.   Bankruptcy or Receivership.

     On April 30, 1993, Unicom, Inc., a Delaware corporation (the "Company"), filed its voluntary petition in bankruptcy under Chapter 7 of the Bankruptcy Code in the U. S. Bankruptcy Court for the District of Delaware. The case is designated Case No. 93-00503. No assets were available to pay creditors and an Order Approving Trustee's Report of No Distribution and Closing Estate was signed by the Bankruptcy Court judge on April 1, 1994. The Trustee which handled the Report of No Distribution and Closing Estate was Arthur Liebersohn, Esq., 924 Cherry Street, 4th Floor, Philadelphia, PA 19107 (215) 922-7990.


Item 4.   Changes in Registrant's Certifying Accountant.

     Mantyla, McReynolds & Associates, 5872 South 900 East, Suite 250, Salt Lake City, Utah 84121, have been retained as the Company's auditor since June 4, 1997. The Company's previous auditor was Leon, Kaminski, Cohen, Goldstein, and Company, 5858 Westheimer Rd., Houston, TX 77057-5650. The Company did not consult the new accountant regarding the application of accounting principles to a specific completed or contemplated transaction, the type of audit opion that was to be rendered on the financial statements, nor any written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. Additionally, there have been no disagreements between auditors or the Company and its auditors.


Item 5.   Other Events.

     On September 9, 1998, in conjunction with a renewal and revival of charter of the Company, the charter of which was voided by the state of Delaware on March 1, 1991, for non-payment of taxes, the Company changed its name from Unicom, Inc., to Unistone, Inc. The name change was required by the state of Delaware due to a name conflict which arose while the Company's charter was void. The date when restoration, renewal, and revival of the charter of the Company commenced was the 28th day of February, 1991.


Item 6.   Resignations of Directors and Executive Officers.

     On March 29, 1995, Helmut K. Voellmecke resigned from the Company's Board of Directors and appointed Jeff D. Jenson until his resignation on July 17, 1996 at which time Travis T. Jenson was appointed President and Director, Stacie Jenson was appointed Secretary/Treasurer and director until her resignation and appointment of James P. Doolin as Secretary/Treasurer and director on October 18, 1998, and William Hollingsworth was appointed Vice President and Director. Neither Mr. Voellmecke nor Mr. Jenson resigned because of any disagreement with the Company or any matter relating to operations, policies or practices.


Item 7.   Financial Statements and Exhibits.

     Financial Statements.
     ---------------------

     None; not applicable.

     Exhibits.
     ---------

     None; not applicable


Item 8.   Change in Fiscal Year.

     None; not applicable.


Item 9.   Sales of Equity Securities Pursuant to Regulation S.

     None; not applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  UNICOM, INC.


Date: 12-11-98                      By/S/ Travis Jenson
     ---------------                --------------------------------------
                                    TRAVIS T. JENSON, PRESIDENT AND DIRECTOR